UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2004
                                                   -----------------------------


                           FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                            0-22624              05-0473908
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(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                19061
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On December 16, 2004, the Board of Directors (the "Board") of Foamex International Inc. (the "Company") elected John C. Culver to the Company's Board effective December 17, 2004. On December 17, 2004, the Company issued a press release announcing this information.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits

(c)       Exhibits

99.1      Press Release, dated December 17, 2004, issued by Foamex International
          Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2004

                                         FOAMEX INTERNATIONAL INC.


                                         By:
                                                  ----------------------------
                                         Name:    K. Douglas Ralph
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description

99.1      Press Release, dated December 17, 2004, issued by Foamex International
          Inc.